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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 29, 2001

INTERDENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25549	95-4710504
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Sepulveda Boulevard, Suite 740,
El Segundo, California 90245-4340
(Address of Principal Executive Offices) (Zip Code)

(310) 765-2400
(Registrant's telephone number, including area code)

Item 5.  Other Events.

    Reference is made to the press release issued to the public by the registrant on June 29, 2001, the text of which is attached hereto as an exhibit and incorporated herein by reference, for a description of the events reported pursuant to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits
	99.1	Text of Press Release dated June 29, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDENT, INC.
Date: June 29, 2001	By:	/s/ MICHAEL T. FIORE Michael T. Fiore Co-Chairman and Chief Executive Officer

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FORM 8-K
SIGNATURE